AGREEMENT

                      CONCERNING THE EXCHANGE OF SECURITIES

                                     BETWEEN

                       YELLOW GOLD OF CRIPPLE CREEK, INC.

                                       AND

                       ION COLLIDER TECHNOLOGIES, LTD. AND
             THE SECURITYHOLDERS OF ION COLLIDER TECHNOLOGIES, LTD.

                                      INDEX
                                                                           Page
                                                                           ----

ARTICLE I   -  EXCHANGE OF SECURITIES .......................................1

 1.1        -  Issuance of Securities........................................1
 1.2        -  Exemption from Registration...................................1

ARTICLE II  -  REPRESENTATIONS AND WARRANTIES OF ICT.........................2

 2.1        -  Organization..................................................2
 2.2        -  Capital.......................................................2
 2.3        -  Subsidiaries..................................................2
 2.4        -  Directors and Officers........................................2
 2.5        -  Financial Statements..........................................2
 2.6        -  Absence of Changes............................................2
 2.7        -  Absence of Undisclosed Liabilities............................3
 2.8        -  Tax Returns...................................................3
 2.9        -  Investigation of Financial Condition..........................3
 2.10       -  Patents and Rights............................................3
 2.11       -  Compliance with Laws..........................................3
 2.12       -  Litigation....................................................3
 2.13       -  Authority.....................................................3
 2.14       -  Ability to Carry Out Obligations..............................3
 2.15       -  Full Disclosure...............................................4
 2.16       -  Assets........................................................4
 2.17       -  Material Contracts............................................4
 2.18       -  Indemnification...............................................4
 2.19       -  Restricted Securities.........................................4

ARTICLE III -  REPRESENTATIONS AND WARRANTIES OF YELLOW GOLD.................4

 3.1        -  Organization..................................................4
 3.2        -  Capital.......................................................4
 3.3        -  Subsidiaries..................................................5
 3.4        -  Directors and Officers........................................5
 3.5        -  Financial Statements..........................................5
 3.6        -  Absence of Changes............................................5
 3.7        -  Absence of Undisclosed Liabilities............................5
 3.8        -  Tax Returns...................................................5
 3.9        -  Investigation of Financial Condition..........................5
 3.10       -  Patents and Rights............................................5

                                       (i)

                                      INDEX
                                   (Continued)

                                                                           Page
                                                                           ----

 3.11       -  Compliance with Laws.........................................6
 3.12       -  Litigation...................................................6
 3.13       -  Authority....................................................6
 3.14       -  Ability to Carry Out Obligations.............................6
 3.15       -  Full Disclosure..............................................6
 3.16       -  Assets.......................................................6
 3.17       -  Material Contracts...........................................6
 3.18       -  Indemnification..............................................6

ARTICLE IV  -  COVENANTS PRIOR AND SUBSEQUENT
                      TO CLOSING............................................7

 4.1        -  Investigative Rights.........................................7
 4.2        -  Conduct of Business..........................................7

ARTICLE V   -  CONDITIONS PRECEDENT TO YELLOW GOLD'S
                           PERFORMANCE......................................7

 5.1        -  Conditions...................................................7
 5.2        -  Accuracy of Representations..................................7
 5.3        -  Performance..................................................7
 5.4        -  Absence of Litigation........................................8
 5.5        -  Officer's Certificate........................................8
 5.6        -  Lock-up Agreement............................................8
 5.7        -  Legal Opinion................................................8

ARTICLE VI  -  CONDITIONS PRECEDENT TO ICT'S PERFORMANCE....................8

 6.1        -  Conditions...................................................8
 6.2        -  Accuracy of Representations..................................8
 6.3        -  Performance..................................................8
 6.4        -  Absence of Litigation........................................9
 6.5        -  Officer's Certificate........................................9
 6.6        -  Legal Opinion................................................9
 6.7        -  Directors of Yellow Gold.....................................9
 6.8        -  Officers of Yellow Gold......................................9


                                      (ii)

                                      INDEX
                                   (Continued)

                                                                            Page
                                                                            ----

ARTICLE VII -  CLOSING.......................................................9

 7.1        -  Closing.......................................................9
 7.2        -  Ownership of Yellow Gold.....................................10

ARTICLE VIII-  MISCELLANEOUS................................................10

 8.1        -  Captions and Headings........................................10
 8.2        -  No Oral Change...............................................10
 8.3        -  Non-Waiver...................................................10
 8.4        -  Time of Essence..............................................10
 8.5        -  Entire Agreement.............................................10
 8.6        -  Choice of Law................................................10
 8.7        -  Counterparts.................................................11
 8.8        -  Notices......................................................11
 8.9        -  Binding Effect...............................................11
 8.10       -  Mutual Cooperation...........................................11
 8.11       -  Finders......................................................11
 8.12       -  Announcements................................................11
 8.13       -  Expenses.....................................................11
 8.14       -  Survival of Representations and
                Warranties..................................................12
 8.15       -  Exhibits.....................................................12

               Signatures...................................................12

EXHIBITS

         Allocation of Shares.....................................Exhibit  1.1
         Subscription Agreement...................................Exhibit  1.2
         Financial Statements of ICT..............................Exhibit  2.5
         Patents of ICT...........................................Exhibit 2.10
         Material Contracts of ICT................................Exhibit 2.17
         Financial Statements of Yellow Gold......................Exhibit  3.5
         Lock-up Agreement........................................Exhibit  5.6
         Legal Opinion of Gary A. Agron...........................Exhibit  5.7
         Legal Opinion of Ronald N. Vance ........................Exhibit  6.6

                                      (iii)

                                    AGREEMENT

     AGREEMENT made this day of September, 1998, by and between YELLOW GOLD OF CRIPPLE CREEK, INC., a Colorado corporation ("Yellow Gold"), ION COLLIDER TECHNOLOGIES, LTD., a Colorado corporation ("ICT"), and the securityholders of ICT (the "ICT Securityholders") who are listed on Exhibit 1.1 hereto and have executed Subscription Agreements in the form attached in Exhibit 1.2, hereto.

     WHEREAS, Yellow Gold desires to acquire all of the issued and outstanding shares of common stock and common stock purchase warrants of ICT from the ICT Securityholders in exchange for newly issued unregistered shares of common stock and stock purchase warrants of Yellow Gold;

     WHEREAS, ICT desires to assist Yellow Gold in acquiring all of the issued and outstanding shares and common stock purchase warrants of ICT pursuant to the terms of this Agreement; and

     WHEREAS, all of the ICT Securityholders, by execution of Exhibit 1.2 hereto, agree to exchange all 5,750,000 common shares of ICT and all 2,000,000 common stock purchase warrants of ICT for 34,500,000 common shares of Yellow Gold and 12,000,000 Yellow Gold common stock purchase warrants.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:

                                    ARTICLE I

                             Exchange of Securities

     1.1 Issuance of Securities. Subject to the terms and conditions of this Agreement, Yellow Gold agrees to issue and exchange 34,500,000 fully paid and nonassessable unregistered shares of its $.001 par value common stock (the "Yellow Gold Shares") and 12,000,000 Yellow Gold common stock purchase warrants (collectively the "Yellow Gold Securities") for all 5,750,000 issued and outstanding shares of the $.001 par value common stock of ICT (the "ICT Shares") and all 2,000,000 ICT common stock purchase warrants (the "ICT Warrants") held by the ICT Securityholders (the "ICT Securityholders"). Exhibit 1.1 lists all ICT Securityholders, their shareholdings and warrant holdings in ICT and the number of Yellow Gold Shares and Yellow Gold Warrants to be issued to them. All Yellow Gold Securities will be issued directly to the ICT Securityholders on the Closing Date, as hereinafter defined.

     1.2 Exemption from Registration. The parties hereto intend that all Yellow Gold Securities to be issued to the ICT Securityholders shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act and the rules and regulations promulgated thereunder. In furtherance thereof, the ICT Securityholders will execute and deliver to Yellow Gold on the Closing Date a copy of a Subscription Agreement in the form set forth in Exhibit 1.2 hereto.

                                   ARTICLE II

                      Representations and Warranties of ICT

     ICT hereby represents and warrants to Yellow Gold that:

     2.1 Organization. ICT is a corporation duly organized, validly existing and in good standing under the laws of Colorado, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

     2.2 Capital. The authorized capital stock of ICT consists solely of 50,000,000 shares of $.001 par value common stock and 5,000,000 shares of $.001 par value preferred stock, of which 5,750,000 shares of common stock and no shares of preferred stock are currently issued and outstanding. All of the outstanding common stock of ICT is duly and validly issued, fully paid and nonassessable. Except for the 2,000,000 ICT Warrants, there are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating ICT to issue or to transfer from treasury any additional shares of its capital stock of any class.

     2.3 Subsidiaries. ICT does not have any subsidiaries or own any interest in any other enterprise.

     2.4 Directors and Officers. The names and titles of all directors and officers of ICT as of the date of this Agreement are as follows: David Shroff, Chairman, President and Director; William Rippetoe, Secretary and Director; and Gary J. McAdam, Vice President--Investor Relations and Director.

     2.5 Financial Statements. Exhibit 2.5 hereto consists of the unaudited financial statements of ICT for the year ended December 31, 1997 and the eight months ended August 31, 1998 (collectively, the "ICT Financial Statements"). The ICT Financial Statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by ICT throughout the periods indicated, and fairly present the financial position of ICT as of the dates of the balance sheets included in the ICT Financial Statements and the results of operations for the periods indicated.

     2.6 Absence of Changes. Since August 31, 1998, there has not been any change in the financial condition or operations of ICT, except for changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

     2.7 Absence of Undisclosed Liabilities. As of the date of ICT's August 31, 1998 balance sheet included in Exhibit 2.5, ICT did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in such balance sheet.

     2.8 Tax Returns. ICT has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any, reflected in Exhibit 2.5 are adequate for the periods indicated. There are no present disputes as to taxes of any nature payable by ICT.

     2.9 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, Yellow Gold, its legal counsel and accountants shall have the opportunity to meet with ICT's accountants and attorneys to discuss the financial condition of ICT. ICT shall make available to Yellow Gold all books and records of ICT.

     2.10 Patents and Rights. ICT owns and holds all necessary trademarks, service marks, trade names, copyrights, patents and proprietary information and other rights necessary or material to its business as now conducted or proposed to be conducted. Exhibit 2.10 lists all of ICT's patents and its patent application. ICT owns all rights to the patents and patent application listed in
Exhibit 2.10 and such patents do not infringe on the patent rights of others.

     2.11 Compliance with Laws. ICT has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations affecting its properties or the operation of its business.

     2.12 Litigation. ICT is not a defendant in any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of ICT, threatened against or affecting ICT or its business, assets or financial condition. ICT is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. ICT is not engaged in any material litigation to recover monies due to it.

     2.13 Authority. The Board of Directors of ICT has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and ICT has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of ICT and is enforceable in accordance with its terms and conditions. By execution of
Exhibit 1.2, all of the ICT Securityholders have agreed to and have approved the terms of this Agreement.

     2.14 Ability to Carry Out Obligations. The execution and delivery of this Agreement by ICT and the performance by ICT of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which ICT is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of ICT, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of ICT.

     2.15 Full Disclosure. None of the representations and warranties made by ICT herein or in any exhibit, certificate or memorandum furnished or to be furnished by ICT, or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

     2.16 Assets. ICT has good and marketable title to all of its property, free and clear of all liens, claims and encumbrances, except as otherwise indicated in Exhibit 2.5.

     2.17 Material Contracts. Exhibit 2.17 sets forth a complete list of all material contracts of ICT.

     2.18 Indemnification. ICT agrees to indemnify, defend and hold Yellow Gold harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of, or failure by ICT to perform any of its representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by ICT under this Agreement.

     2.19 Restricted Securities. ICT and the ICT Securityholders, by execution of this Agreement and of Exhibit 1.2, acknowledge that all of the Yellow Gold Securities are restricted securities and none of such securities may be sold or publicly traded except in accordance with the provisions of the Act.

                                   ARTICLE III

                  Representations and Warranties of Yellow Gold

     Yellow Gold represents and warrants to ICT that:

     3.1 Organization. Yellow Gold is a corporation duly organized, validly existing and in good standing under the laws of Colorado, has all necessary corporate powers to carry on its business, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

     3.2 Capital. The authorized capital stock of Yellow Gold consists of (i) 50,000,000 shares of $.001 par value common stock, of which 2,705,500 shares of common stock will be issued and outstanding on the Closing Date. All of the outstanding common stock is duly and validly issued, fully paid and nonassessable. There are no other outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating Yellow Gold to issue or to transfer from treasury any additional shares of its capital stock of any class other than Yellow Gold Warrants and shares underlying the Yellow Gold Warrants to be issued pursuant to paragraph 1.1, above.

     3.3 Subsidiaries. Yellow Gold does not have any subsidiaries or own any interest in any other enterprise.

     3.4 Directors and Officers. The names and titles of all directors and officers of Yellow Gold as of the date of this Agreement are as follows: Howard
M. Oveson, President, Treasurer and Director; Kip Eardley, Secretary and Director; and Ken Edwards, Vice President and Director.

     3.5 Financial Statements. Exhibit 3.5 hereto consists of the audited financial statements of Yellow Gold for the years ended May 31, 1997 and 1998 (the "Yellow Gold Financial Statements"). The Yellow Gold Financial Statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by Yellow Gold throughout the periods indicated, and fairly present the financial position of Yellow Gold as of the dates of the balance sheets included in the Yellow Gold Financial Statements and the results of operations for the period indicated.

     3.6 Absence of Changes. Since May 31, 1998, there has not been any change in the financial condition or operations of Yellow Gold.

     3.7 Absence of Undisclosed Liabilities. As of Yellow Gold's May 31, 1998 balance sheet, included in Exhibit 3.5, Yellow Gold does not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in such balance sheet.

     3.8 Tax Returns. Within the times and in the manner prescribed by law, Yellow Gold has filed all federal, state and local tax returns required by law and has paid all taxes, assessments, and penalties due and payable.

     3.9 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, ICT, its legal counsel and accountants shall have the opportunity to meet with Yellow Gold's accountants and attorneys to discuss the financial condition of Yellow Gold. Yellow Gold shall make available to ICT all books and records of Yellow Gold.

     3.10 Patents and Rights. Yellow Gold does not own nor use any patent, trademark, service mark, trade name or copyright in its business.

     3.11 Compliance with Laws. Yellow Gold has complied with, and is not in violation of, applicable federal, state or local statutes, laws or regulations affecting its properties or the operation of its business, including all federal and state securities laws.

     3.12 Litigation. Yellow Gold is not a defendant in any suit, action, arbitration, or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of Yellow Gold, threatened against or affecting Yellow Gold or its business, assets or financial condition. Yellow Gold is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. Yellow Gold is not engaged in any material litigation to recover monies due to it.

     3.13 Authority. The Board of Directors of Yellow Gold have authorized the execution of this Agreement and the transactions contemplated herein, and Yellow Gold has full power and authority to execute, deliver and perform this Agreement, and this Agreement is the legal, valid and binding obligation of Yellow Gold, and is enforceable in accordance with its terms and conditions.

     3.14 Ability to Carry Out Obligations. The execution and delivery of this Agreement by Yellow Gold and the performance by Yellow Gold of its obligations hereunder will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw or other agreement or instrument to which Yellow Gold is a party, or by which it may be bound, nor will any consents or authorization of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Yellow Gold, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of Yellow Gold.

     3.15 Full Disclosure. None of the representations and warranties made by Yellow Gold herein, or in any exhibit, certificate or memorandum furnished or to be furnished by Yellow Gold or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

     3.16 Assets. Yellow Gold has no assets.

     3.17 Material Contracts. There are no material contracts of Yellow Gold.

     3.18 Indemnification. Yellow Gold agrees to indemnify, defend and hold ICT harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, and reasonable attorney fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of, or failure by Yellow Gold to perform any of its representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Yellow Gold under this Agreement.

                                   ARTICLE IV

                    Covenants Prior and Subsequent to Closing

     4.1 Investigative Rights. From the date of this Agreement until the Closing Date, each party shall provide to the other party, and such other party's counsel, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party's properties, books, contracts, commitments and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request.

     4.2 Conduct of Business. Prior to the Closing Date, each party shall conduct its business in the normal course and shall not sell, pledge or assign any assets without the prior written approval of the other party, except in the normal course of business. Neither party shall amend its Articles of Incorporation or Bylaws (except as may be described in this Agreement), declare dividends, redeem or sell stock or other securities, incur additional or newly-funded liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction other than in the normal course of business.

                                    ARTICLE V

                Conditions Precedent to Yellow Gold's Performance

     5.1 Conditions. Yellow Gold's obligations hereunder shall be subject to the satisfaction at or before the Closing of all the conditions set forth in this
Article V. Yellow Gold may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Yellow Gold of any other condition of or any of Yellow Gold's other rights or remedies, at law or in equity, if ICT shall be in default of any of its representations, warranties or covenants under this Agreement.

     5.2 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by ICT in this Agreement or in any written statement that shall be delivered to Yellow Gold by ICT under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

     5.3 Performance. ICT shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

     5.4 Absence of Litigation. No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against ICT on or before the Closing Date.

     5.5 Officer's Certificate. ICT shall have delivered to Yellow Gold a certificate dated the Closing Date and signed by the Chief Executive Officer of ICT certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article II are true and correct as of the Closing Date.

     5.6 Lock-up Agreement. The stockholders of ICT shall have entered into a lock-up agreement (the "Lock-up Agreement") in the form attached hereto as
Exhibit 5.6. The Lock-up Agreement will require approval from the holders of 80% of the outstanding shares of Yellow Gold issued in exchange for ICT common stock in order to sell such common stock of Yellow Gold.

     5.7 Legal Opinion. Yellow Gold shall have received the opinion of Gary A. Agron, counsel to ICT, substantially in the form attached hereto as Exhibit 5.7, dated as of the Closing Date.

                                   ARTICLE VI

                    Conditions Precedent to ICT's Performance

     6.1 Conditions. ICT's obligations hereunder shall be subject to the satisfaction at or before the Closing of all the conditions set forth in this
Article VI. ICT may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by ICT of any other condition of or any of ICT's rights or remedies, at law or in equity, if Yellow Gold shall be in default of any of its representations, warranties or covenants under this Agreement.

     6.2 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by Yellow Gold in this Agreement or in any written statement that shall be delivered to ICT by Yellow Gold under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

     6.3 Performance. Yellow Gold shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

     6.4 Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against Yellow Gold on or before the Closing Date.

     6.5 Officer's Certificate. Yellow Gold shall have delivered to ICT a certificate dated the Closing Date and signed by the President of Yellow Gold certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article III are true and correct as of the Closing Date.

     6.6 Legal Opinion. ICT shall have received the opinion of Ronald N. Vance, counsel to Yellow Gold, substantially in the form attached hereto as Exhibit 6.6, dated as of the Closing Date.

     6.7 Directors of Yellow Gold. On the Closing Date, Yellow Gold shall have fixed the size of its Board of Directors to be not less than three nor more than nine directors. All of the present directors of Yellow Gold (except Mr. Edwards) shall have submitted their resignations as directors effective on the Closing Date and Mr. Shroff shall become a director of Yellow Gold.

     6.8 Officers of Yellow Gold. On the Closing Date, the newly constituted Board of Directors of Yellow Gold shall elect the officers of ICT as set forth in paragraph 2.4, above, to be the officers of Yellow Gold.

                                   ARTICLE VII

                                     Closing

     7.1 Closing. The Closing of this Agreement shall be held at the offices of Gary A. Agron, at any mutually agreeable time and date (the "Closing Date") prior to September 30, 1998, unless extended by mutual agreement. At the
Closing:

(a) ICT shall deliver to Yellow Gold copies of Exhibit 1.2 executed by all of the ICT Securityholders together with certificates representing all outstanding ICT Shares and ICT Warrants duly endorsed to Yellow Gold;

(b) Yellow Gold shall deliver to the ICT Securityholders 34,500,000 shares of Yellow Gold common stock, for which the ICT Shares have been exchanged and 12,000,000 Yellow Gold Warrants, pursuant to the computations set forth in
Exhibit 1.1 hereto;

(c) Yellow Gold shall deliver (i) the officer's certificate described in paragraph 6.5 (ii) the legal opinion of its counsel set forth in Exhibit 6.6, and (iii) a signed consent and/or minutes of its directors approving this Agreement and each matter to be approved under this Agreement;

(d) ICT shall deliver (i) the officer's  certificate described in paragraph 5.5,
(ii) the legal opinion of its counsel set forth in Exhibit 5.7 hereto, and (iii) a signed consent and/or minutes of its directors approving this Agreement and each matter to be approved under this Agreement.

     7.2 Ownership of Yellow Gold. Following the Closing, the stock ownership of Yellow Gold shall be as follows:

         ICT Securityholders                  34,500,000 Yellow Gold Shares and
                                              12,000,000 Yellow Gold Warrants
         Yellow Gold Shareholders             2,705,500 Yellow Gold Shares


                                  ARTICLE VIII

                                  Miscellaneous

     8.1 Captions and Headings. The article and paragraph headings throughout this Agreement are for convenience and reference only and shall not define, limit or add to the meaning of any provision of this Agreement.

     8.2 No Oral Change. This Agreement and any provision hereof may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

     8.3 Non-Waiver. The failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions. No waiver by any party of one breach by another party shall be construed as a waiver with respect to any other subsequent breach.

     8.4 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

     8.5 Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto and supersedes all prior agreements and understandings.

     8.6 Choice of Law. This Agreement and its application shall be governed by the laws of the state of Colorado.

     8.7 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.8 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

                  Yellow Gold:
                                     Yellow Gold of Cripple Creek, Inc.
                                        57 West 200 South, Suite 310
                                         Salt Lake City, Utah 84101
                                           Attn:  Howard M. Oveson
                  ICT:
                                       Ion Collider Technologies, Ltd.
                                           12407 S. Memorial Drive
                                            Bixby, Oklahoma 74008
                                             Attn:  David Shroff

     8.9 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

     8.10 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

     8.11 Finders. The parties hereto represent that no finder has brought about this Agreement, and no finder's fee has been paid or is payable by either party.

     8.12 Announcements. The parties will consult and cooperate with each other as to the timing and content of any public announcements regarding this Agreement.

     8.13 Expenses. Each party will pay its own legal, accounting and other out-of-pocket expenses incurred in connection with this Agreement if this Agreement is closed. In the event this Agreement is not closed due to the failure of ICT to perform its obligations under the Agreement or because of misrepresentations made by ICT and contained in this Agreement, then ICT shall be responsible to pay, within ten days of termination of this Agreement, the legal fees and out-of-pocket expenses actually incurred by Yellow Gold in connection with this Agreement, not to exceed $20,000. In the event this Agreement is not closed due to the failure of Yellow Gold to perform its obligations under the Agreement or because of misrepresentations made by Yellow Gold contained in this Agreement, then Yellow Gold shall be responsible to pay, within ten days of termination of this Agreement, the legal fees and out-of-pocket expenses actually incurred by ICT, not to exceed $20,000. In the event this Agreement is not consummated for any other reason, Yellow Gold and ICT will pay their own legal fees and any out-of-pocket expenses incurred in connection with the Agreement, and neither party shall have any further liability to the other party.

     8.14 Survival of Representations and Warranties. The representations, warranties, covenants and agreements of the parties set forth in this Agreement or in any instrument, certificate, opinion or other writing providing for in it, shall survive the Closing, including but not limited to the covenants set forth in Article IV, above.

     8.15 Exhibits. As of the execution hereof, the parties have provided each other with the Exhibits described herein. Any material changes to the Exhibits shall be immediately disclosed to the other party.

     In witness whereof, the parties have executed this Agreement on the date indicated above.

YELLOW GOLD OF CRIPPLE CREEK, INC.           ION COLLIDER TECHNOLOGIES, LTD.


By                                           By
   ---------------------------------            --------------------------------
   Howard M. Oveson, President                  David Shroff, President

                                                            EXHIBIT 1.1

                                                   SCHEDULE OF ICT SECURITYHOLDERS
                                                                 AND
                                                 ALLOCATION OF YELLOW GOLD SECURITIES



                                                     Number of                 Number of         Number of
                                    Number of        Yellow Gold                 ICT             Yellow Gold
Name of Security                   ICT Shares        Common Shares             Warrants          Warrants
holder                              Exchanged        To Be Issued              Exchanged         To Be Issued
------                              ---------        ------------              ---------         ------------
Universal Environmental
 Technologies, Inc.                 4,000,000         24,000,000                    ----               ----

David N. Nemelka                    1,050,000          6,300,000                 300,000          1,800,000

Summer Breeze, LLC                    210,000          1,260,000               1,060,000          6,360,000

GJM Trading Partners,
 Ltd.                                 440,000          2,640,000                 440,000          2,640,000

Donna R. Sandberg                      50,000            300,000                 200,000          1,200,000


Totals                              5,750,000         34,500,000               2,000,000         12,000,000


                                   EXHIBIT 1.2

                             SUBSCRIPTION AGREEMENT


     In connection with my exchange of $.001 par value common stock and common stock purchase warrants of Ion Collider Technologies, Ltd. ("ICT") for the $.001 par value common stock and common stock purchase warrants of Yellow Gold of Cripple Creek, Inc. ("Yellow Gold"), I acknowledge the matters set forth below and promise that the statements made herein are true. I understand that Yellow Gold is relying on my truthfulness in issuing its securities to me.

     I understand that the common stock and common stock purchase warrants (the "Securities) are being issued to me in a private transaction in exchange for my securities in ICT and in reliance upon the exemption provided in section 4(2) of the Securities Act of 1933, as amended (the "Act") for non-public offerings and pursuant to a Securities Exchange Agreement between Yellow Gold and ICT. I understand that the Securities are "restricted" under applicable securities laws and may not be sold by me except in a registered offering (which may not ever occur) or in a private transaction like this one. I know this is an illiquid investment and that therefore I may be required to hold the Securities for an indefinite period of time, but under no circumstances less than one year from the date of its issuance, subject to the Stockholders' Agreement, constituting
Exhibit 5.6 to the Agreement Concerning The Exchange of Securities Between ICT and Yellow Gold attached hereto.

     I am acquiring the Securities solely for my own account, for long-term investment purposes only and not with a view to sale or other distribution. I agree not to dispose of any Securities unless and until counsel for Yellow Gold shall have determined that the intended disposition is permissible and does not violate the Act, any applicable state securities laws or rules and regulations promulgated thereunder.

     All information, financial and otherwise, or documentation pertaining to all aspects of my acquisition of the Securities and the activities and financial information of Yellow Gold has been made available to me and my representatives, if any, and I have had ample opportunity to meet with and ask questions of senior officers of Yellow Gold, and I have received satisfactory answers to any questions I asked.

     In acquiring the Securities, I have reviewed the Forms 10-Q and 10-K filed by Yellow Gold with the Securities and Exchange Commission and any independent investigations made by me or my representatives. I am an experienced investor, have made speculative investments in the past and am capable of analyzing the merits of an investment in the Securities.

     I understand that the Securities are highly speculative, involves a great degree of risk and should only be acquired by individuals who can afford to lose their entire investment. Nevertheless, I consider this a suitable investment for me because I have adequate financial resources and income to maintain my current standard of living even after my acquisition of the Securities. I know that

Yellow Gold is merely a "shell" company with no significant assets or liabilities, its financial affairs can fluctuate dramatically from time to time, and that although I could lose my entire investment, I am acquiring the Securities because I believe the potential rewards are commensurate with the risk. Even if the Securities became worthless, I could still maintain my standard of living without significant hardship on me or my family.

         Dated as of this     day of             , 1998.



                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Name, Please Print

                                          --------------------------------------
                                          Residence Address

                                          --------------------------------------
                                          City, State and Zip Code

                                          --------------------------------------
                                          Area Code and Telephone Number

                                          --------------------------------------
                                          Social Security Number

                                          --------------------------------------
                                          Number of ICT Shares Exchanged

                               September 30, 1998




Board of Directors
Yellow Gold of Cripple Creek, Inc.
57 West 200 South, Suite 310
Salt Lake City, Utah

Gentlemen:

     We have acted as counsel for Ion Collider Technologies, Ltd., a Colorado corporation (the "Company"), in connection with the execution and delivery of the Agreement and Exchange of Common Stock between the Company and Yellow Gold of Cripple Creek, Inc. (the "Agreement"). This opinion is given pursuant to section 5.6 of the Agreement. Capitalized terms not otherwise defined herein have the meaning assigned to them in the Agreement.

     We have examined originals or copies, certified or otherwise identified to our satisfaction, of all such records of the Company, agreements and other instruments, certificates of officers and other documents which we have deemed necessary as a basis for the opinions hereinafter expressed. As to various questions of fact material to our opinion, we have relied upon certificates of officers of the Company. In rendering this opinion, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies or drafts of documents to be executed. Whenever this opinion refers to matters within our "knowledge," "known to us" or of which we "know," such reference is limited to (i) facts within our actual knowledge after inquiry of the attorneys and legal assistants of this firm who have provided legal services to the Company within the past 12 months and (ii) facts represented to us in certificates of officers of the Company, copies of which are attached hereto. We have made no other inquiry or investigation as to factual matters.

     Based on the foregoing and upon such additional investigation as we have deemed necessary, it is our opinion that:

Board of Directors
Yellow Gold of Cripple Creek, Inc.
Page two

     1. The Company is a corporation existing in good standing under the laws of the State of Colorado and does not own or lease any property or have any employees situated in any other state.

     2. The Company has the corporate power and corporate authority to enter into and perform the Agreement. The Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered.

     3. The Agreement is a legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms (a) except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally; and except that we express no opinion as to the effect of the laws of fraudulent conveyances on the transaction; (b) subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law; and (c) subject to the qualification that certain provisions of such documents are or may be unenforceable in whole or in part under the laws of the State of Colorado, but of any such documents as a whole and each of such documents contains legally adequate provisions for the realization of the principal legal rights and benefits afforded by it.

     4. The execution and delivery of the Agreement and the performance by the Company of its terms do not and will not conflict with or result in a violation of the Articles of Incorporation or Bylaws of the Company or of any agreement, instrument, order, writ, judgment or decree known to us to which the Company is party or is subject.

     5. The exchange of Company shares for Yellow Gold of Cripple Creek, Inc. shares under the Agreement is lawful under applicable Colorado law.

     With certain exceptions, we are qualified to practice law only in the State of Colorado, and we do not purport to be experts on, or to express any opinion herein concerning, any law other than the State of Colorado, or the federal law of the United States. This opinion is rendered solely for your information and assistance in connection with the transaction described above and may not be relied upon by any other person or for any other purpose without our prior written consent.

                                         Very truly yours,


                                         Gary A. Agron

                                   EXHIBIT 6.6



                                                                          , 1998




Board of Directors
Ion Collider Technologies, Ltd.
12407 S. Memorial Drive
Bixby, Oklahoma 74008
Attn:  David Shroff

Gentlemen:

     We have acted as counsel for Yellow Gold of Cripple Creek, Inc., a Colorado corporation (the "Company"), in connection with the execution and delivery of the Agreement and Exchange of Common Stock between the Company and Ion Collider Technologies, Ltd. (the "Agreement"). This opinion is given pursuant to section
6.6 of the Agreement. Capitalized terms not otherwise defined herein have the meaning assigned to them in the Agreement.

     We have examined originals or copies, certified or otherwise identified to our satisfaction, of all such records of the Company, agreements and other instruments, certificates of officers and other documents which we have deemed necessary as a basis for the opinions hereinafter expressed. As to various questions of fact material to our opinion, we have relied upon certificates of officers of the Company. In rendering this opinion, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies or drafts of documents to be executed. Whenever this opinion refers to matters within our "knowledge," "known to us" or of which we "know," such reference is limited to (i) facts within our actual knowledge after inquiry of the attorneys and legal assistants of this firm who have provided legal services to the Company within the past 12 months and (ii) facts represented to us in certificates of officers of the Company, copies of which are attached hereto. We have made no other inquiry or investigation as to factual matters.

     Based on the foregoing and upon such additional investigation as we have deemed necessary, it is our opinion that:

Board of Directors
Ion Collider Technologies, Ltd.
Page two


     1. The Company is a corporation existing in good standing under the laws of the State of Colorado and does not own or lease any property or have any employees situated in any other state.

     2. The Company has the corporate power and corporate authority to enter into and perform the Agreement. The Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered.

     3. The Agreement is a legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms (a) except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally; and except that we express no opinion as to the effect of the laws of fraudulent conveyances on the transaction; (b) subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law; and (c) subject to the qualification that certain provisions of such documents are or may be unenforceable in whole or in part under the laws of the State of Colorado, but of any such documents as a whole and each of such documents contains legally adequate provisions for the realization of the principal legal rights and benefits afforded by it.

     4. The execution and delivery of the Agreement and the performance by the Company of its terms do not and will not conflict with or result in a violation of the Articles of Incorporation or Bylaws of the Company or of any agreement, instrument, order, writ, judgment or decree known to us to which the Company is party or is subject.

     5. The exchange of the Company's shares for Ion Collider Technologies, Ltd. shares under the Agreement is lawful under applicable Colorado law.

     With certain exceptions, we are qualified to practice law only in the States of Utah and California, and we do not purport to be experts on, or to express any opinion herein concerning, any law other than the States of Utah, California or the federal law of the United States. This opinion is rendered solely for your information and assistance in connection with the transaction described above and may not be relied upon by any other person or for any other purpose without our prior written consent.

                                                 Very truly yours,



                                                 Ronald N. Vance